SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JNL VARIABLE FUND LLC
                            JNL VARIABLE FUND III LLC
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:



   _______________________________________________________________


                            JNL (R) VARIABLE FUND LLC
                   JNL/First Trust The Dow(sm) Target 5 Series
                  JNL/First Trust The Dow(sm) Target 10 Series
                  JNL/First Trust The S&P (R) Target 10 Series
                     JNL/First Trust Global Target 15 Series
                        JNL/First Trust Target 25 Series
                     JNL/First Trust Target Small-Cap Series
                    JNL/First Trust Technology Sector Series
             JNL/First Trust Pharmaceutical/Healthcare Sector Series
                     JNL/First Trust Financial Sector Series
                      JNL/First Trust Energy Sector Series
                  JNL/First Trust Leading Brands Sector Series
                  JNL/First Trust Communications Sector Series

                           JNL VARIABLE FUND III LLC
                  JNL/First Trust The Dow(sm) Target 10 Series

                              225 West Wacker Drive
                                   Suite 1200
                             Chicago, Illinois 60606

                             NOTICE OF JOINT SPECIAL
                               MEETING OF INTEREST
                              HOLDERS TO BE HELD ON
                                  MARCH 9, 2000


NOTICE IS HEREBY GIVEN that a Joint Special Meeting of interest holders of JNL/First Trust The Dow Target 5 Series, JNL/First Trust The Dow Target 10 Series, JNL/First Trust The S&P Target 10 Series, JNL/First Trust Global Target 15 Series, JNL/First Trust Target 25 Series, JNL/First Trust Target Small-Cap Series, JNL/First Trust Technology Sector Series, JNL/First Trust Pharmaceutical/Healthcare Sector Series, JNL/First Trust Financial Sector Series, JNL/First Trust Energy Sector Series, JNL/First Trust Leading Brands Sector Series and JNL/First Trust Communications Sector Series of JNL VARIABLE FUND LLC and JNL/First Trust The Dow Target 10 Series of JNL VARIABLE FUND III LLC will be held in the offices of the Funds' investment adviser, Jackson National Financial Services, LLC, located at 5901 Executive Drive, Lansing, Michigan 48911 on March 9, 2000 at 10:00 a.m., local time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:



1.   ALL SERIES OF JNL VARIABLE FUND LLC

To approve or disapprove a New Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

2.   JNL/FIRST TRUST THE DOW TARGET 10 SERIES OF JNL VARIABLE FUND III LLC

To approve or disapprove a New Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only interest holders of record at the close of business on December 22, 1999, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

                                              By Order of the Board of Managers,



                                              THOMAS J. MEYER
                                              Secretary

February 7, 2000
Lansing, Michigan

EACH FUND'S ANNUAL REPORT TO INTEREST HOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF EACH RESPECTIVE FUND AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO THE JNL VARIABLE FUND LLC SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002.



                            JNL (R) VARIABLE FUND LLC
                   JNL/First Trust The Dow(sm) Target 5 Series
                  JNL/First Trust The Dow(sm) Target 10 Series
                  JNL/First Trust The S&P (R) Target 10 Series
                     JNL/First Trust Global Target 15 Series
                        JNL/First Trust Target 25 Series
                     JNL/First Trust Target Small-Cap Series
                    JNL/First Trust Technology Sector Series
             JNL/First Trust Pharmaceutical/Healthcare Sector Series
                     JNL/First Trust Financial Sector Series
                      JNL/First Trust Energy Sector Series
                  JNL/First Trust Leading Brands Sector Series
                  JNL/First Trust Communications Sector Series

                          JNL VARIABLE FUND III LLC
                  JNL/First Trust The Dow(sm) Target 10 Series

                              225 West Wacker Drive
                                   Suite 1200
                             Chicago, Illinois 60606


                                 PROXY STATEMENT
                       SPECIAL MEETING OF INTEREST HOLDERS
                                  MARCH 9, 2000

This joint proxy statement is furnished in connection with the solicitation by the Board of Managers (the "Managers" or "Board") of the JNL Variable Fund LLC and the JNL Variable Fund III LLC (together, the "Funds") of proxies to be voted at a joint special Meeting of holders of interest ("Interest holders") of JNL/First Trust The Dow Target 5 Series, JNL/First Trust The Dow Target 10 Series, JNL/First Trust The S&P Target 10 Series, JNL/First Trust Global Target 15 Series, JNL/First Trust Target 25 Series, JNL/First Trust Target Small-Cap Series, JNL/First Trust Technology Sector Series, JNL/First Trust Pharmaceutical/Healthcare Sector Series, JNL/First Trust Financial Sector Series, JNL/First Trust Energy Sector Series, JNL/First Trust Leading Brands Sector Series and JNL/First Trust Communications Sector Series of JNL VARIABLE FUND LLC and JNL/First Trust The Dow Target 10 Series of JNL VARIABLE FUND III LLC (collectively referred to herein as the "Series"), to be held on March 9, 2000, at 10:00 a.m., local time, in the offices of the Funds' investment adviser, Jackson National Financial Services, LLC (the "Adviser"), 5901 Executive Drive, Lansing, Michigan 48911, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Interest Holders (the "Notice").

The Notice, this Proxy Statement and the accompanying voting instructions cards were first mailed to variable annuity contract owners on or about February 9, 2000.

The Board of Managers of each Fund has determined that the use of this joint Proxy Statement for each Fund is in the best interest of each Fund and its investors in light of the same matters being considered and voted on by the Interest holders. The cost of preparing, printing and mailing the Notice, Proxy Statement, and accompanying voting instructions card, and all other costs in connection with the solicitation of proxies will be paid by First Trust Advisors L.P. ("First Trust"), the sub-adviser to each Fund. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Fund, by officers or employees of the Adviser or officers, agents or employees of Jackson National Life Insurance Company ("Jackson National").

VOTING INSTRUCTIONS

Each Fund is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in membership interests (the "Interests"). Interests of the Series are sold only to separate accounts of Jackson National to fund the benefits of variable annuity contracts issued by Jackson National. Although Jackson National, through its separate accounts, legally owns all of the Interests of each Series of the Funds, Jackson National will vote all such Interests in accordance with the voting instructions timely given by the owners ("Contract owners") of the contracts with assets invested in a Series of the Fund. Because Contract owners are indirectly invested in one or more Series through their contracts and have the right to instruct Jackson National how to vote Interests of these Series on all matters requiring a vote of Interest holders, Contract owners should consider themselves Interest holders for purposes of this Proxy Statement. Contract owners at the close of business on December 22, 1999 (the "record date") will be entitled to notice of the Meeting and to instruct Jackson National how to vote at the Meeting or any adjourned session.

Contract owners may use the voting instructions card as a ballot to give Jackson National the voting instructions for those Interests attributable to their contracts as of the record date. When the Contract owner completes the voting instructions card and sends it to Jackson National, Jackson National votes the Interests attributable to the variable annuity contract of the Contract owner in accordance with the Contract owner's instructions. If the Contract owner merely signs and returns the form, Jackson National will vote those Interests in favor of the proposal. If the Contract owner does not return the form, Jackson National will vote those Interests in the same proportion as shares for which instructions were received from other Contract owners. Jackson National has fixed the close of business on March 6, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Funds receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Fund, a superseding voting instruction card or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. Jackson National will vote the Interests of the Series of the Funds in accordance with all properly executed and unrevoked voting instructions.

OUTSTANDING INTERESTS

As of December 22, 1999, there were issued and outstanding the following number of Interests for each Series:


                                                                                              INTERESTS
                                     SERIES                                                  OUTSTANDING
JNL VARIABLE FUND LLC
JNL/First Trust The Dow Target 5 Series                                                      530,586.730
JNL/First Trust The Dow Target 10 Series                                                     931,863.366
JNL/First Trust The S&P Target 10 Series                                                     899,958.637
JNL/First Trust Global Target 15 Series                                                      320,677.566
JNL/First Trust Target 25 Series                                                             299,005.735
JNL/First Trust Target Small-Cap Series                                                      266,382.988
JNL/First Trust Technology Sector Series                                                     534,040.128
JNL/First Trust Pharmaceutical/Healthcare Sector Series                                      466,170.680
JNL/First Trust Financial Sector Series                                                      335,101.544
JNL/First Trust Energy Sector Series                                                         165,226.020
JNL/First Trust Leading Brands Sector Series                                                 260,902.789
JNL/First Trust Communications Sector Series                                                 388,517.170
JNL VARIABLE FUND III LLC
JNL/First Trust The Dow Target 10 Series                                                     140,066.910

To the knowledge of the Funds, as of December 22, 1999, the following Contract owners were known to own beneficially more than 5% of the Interests of each Series listed:


                                    NAME AND ADDRESS                  AMOUNT OF
                                      OF BENEFICIAL                  BENEFICIAL                   PERCENTAGE OF
           SERIES                         OWNER                       OWNERSHIP                SERIES' INTERESTS
           ------                         -----                       ---------                -----------------
     JNL Variable Fund III LLC       Juanita Brogdon                  101,385.83                      8.30
     JNL/First Trust The Dow         715 Harrison
     Target 10 Series                Taft, CA 93268



As of December 22, 1999, the Managers and officers of the Funds, in the aggregate, beneficially owned under variable annuity contracts less than 1% of the Interests of each Series.

Each Series of each Fund has only one Interest holder. The sole Interest holder of each Series of the JNL Variable Fund LLC is Jackson National Separate Account I and the sole Interest holder of The Dow Target 10 Series of JNL Variable Fund III LLC is Jackson National Separate Account III.

For the Interest holders to approve the proposal described in this proxy for a Series, the proposal must receive the favorable vote of a majority of the outstanding voting Interests of the Series. When used in this proxy statement, "a majority of the outstanding voting Interests" means the affirmative vote of the lesser of:

(1) 67% or more of the issuer's voting Interests present at the Meeting if the holders of more than 50% of the issuer's outstanding voting Interests are present in person or represented by proxy; or

(2)  more than 50% of the issuer's outstanding voting Interests.

Interests beneficially held by Contract owners present in person or proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issue before the Meeting. Any proposal that is approved by Interest holders of a Series will be implemented with respect to that Series notwithstanding the outcome of the vote on any other Series.

Each Interest in a Series is entitled to one vote and fractional votes will be counted. The number of Interests of a Series attributable to each owner of a contract is determined by dividing, as of the record date, the value of the accumulation units under the contract in the corresponding investment option by the net asset value of one Interest of the applicable Series.

                 PROPOSALS 1 AND 2. APPROVAL OF NEW SUB-ADVISORY
                                   AGREEMENTS

GENERAL

First Trust provides investment sub-advisory services to all Series of the Funds pursuant to Sub-Advisory Agreements between the Adviser and First Trust.

The Sub-Advisory Agreements between the Adviser and First Trust were approved by the Board of Managers of each Fund on February 11, 1999 and by Interest holders of each Series on June 1, 1999 for JNL Variable Fund LLC and June 11, 1999 for JNL Variable Fund III LLC. The Sub-Advisory Agreements for JNL Variable Fund LLC and JNL Variable Fund III LLC are attached hereto as Appendices B and C, respectively. First Trust is an Illinois limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and is located at 1001 Warrenville Road, Lisle, Illinois 60532. First Trust has been providing sub-advisory services to each Series since its inception. First Trust serves as investment adviser or sub-adviser for 46 mutual funds and is also the portfolio supervisor of unit investment trusts sponsored by Nike Securities L.P., some of which are substantially similar to the Series of the Funds. For additional information regarding these similar funds, including their asset size and the advisory fees, please see Appendix A. Nike Securities L.P., 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P. has sponsored or underwritten approximately $24 billion of investment company shares.

The principal executive officer and general partner of First Trust and their respective principal occupations are set forth in the chart below. The mailing address of the officer and general partner is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.



          NAME AND POSITION WITH FIRST TRUST                               PRINCIPAL  OCCUPATION
          ----------------------------------                               ---------  ----------
            Ronald Dean McAlister, President1                    Managing  Director,  Nike  Securities

            Nike Securities Corporation, General Partner         Providing investment advisory and broker/dealer
                                                                 services through its various interests

--------

     1 Limited partner of Grace Partners of DuPage L.P., the limited partner of First Trust.

The Administrator of the Funds is Jackson National Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan 48911.


THE CHANGE OF CONTROL

Each Fund is registered and regulated as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act provides that an investment company's investment advisory or sub-advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any person controlling an investment adviser or sub-adviser is deemed to be an assignment. As described further below, the control of First Trust has changed and the existing sub-advisory contracts have terminated as a result of that change.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., 290 South County Farm Road, 3rd floor, Wheaton, Illinois 60187, and one general partner, Nike Securities Corporation ("Nike Securities"). Grace Partners of DuPage L.P. is a limited partnership with one general partner, Nike Securities, and a number of limited partners. Nike Securities is an Illinois corporation that was controlled by Robert Donald Van Kampen. On October 29, 1999, Mr. Van Kampen passed away. At the time of his death, the stock of Nike Securities was held by two members of the Van Kampen family and two trusts of which Van Kampen family members were the beneficiaries. More specifically, Kristen Joy Wisen owns 25%, Karla Van Kampen-Pierre owns 25% and the Robert D. Van Kampen Trust and the Judith Van Kampen Trust each owns 25% of Nike Securities. Pursuant to a voting agreement, Mr. Van Kampen had power to vote the shares held by Mrs. Wisen, Mrs. Van Kampen-Pierre and the Judith Van Kampen Trust. Mr. Van Kampen therefore had the power to vote approximately 75% of the securities of Nike Securities. Upon his death this voting power transferred to his wife, Judith Van Kampen. The 1940 Act presumes that beneficial ownership of more than 25% of a company's stock gives the owner "control" over the company. This technical change of control has caused each Fund's existing sub-advisory agreement with First Trust to terminate on October 29, 1999.

To provide for continuity of investment sub-advisory services to the Funds and their Series as a result of the change in control of First Trust, the Board, including the Managers who are not "interested" persons of the Fund, First Trust or Nike Securities at a meeting held on December 16, 1999, voted to approve new sub-advisory agreements (the "New Sub-Advisory Agreements") with First Trust pursuant to Rule 15a-4 under the 1940 Act, as amended. Under that Rule, as amended, the New Sub-Advisory Agreements will terminate on March 26, 2000, if they are not approved by Interest holders. During the period from October 29, 1999 to March 26, 2000, First Trust agreed to continue to provide services to each Series on the same terms as in the existing sub-advisory agreements. The Board of Managers of the Funds is now asking Interest holders of each Series to approve the New Sub-Advisory Agreement for their respective Series.

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

Under the New Sub-Advisory Agreements, First Trust will continue to provide investment portfolio management services to each Series. Approval of the New Sub-Advisory Agreements will not increase the sub-advisory fee rate paid by a Series. There have been no changes to the sub-advisory agreements since the Interest holders initially approved these agreements. In effect, the New Sub-Advisory Agreements are identical to the agreements that were in effect prior to the technical change of control in First Trust. Therefore, the following description of the New Sub-Advisory Agreements also describes the agreements that were in force prior to the technical change in control. The discussion of the New Sub-Advisory Agreements, however, is only a summary of the form of the contracts attached to the proxy statement as Appendices B and C.

Under the terms of the New Sub-Advisory Agreements, First Trust will continue to manage the investment and reinvestment of the assets of each Series, subject to the oversight and supervision of the Adviser and the Boards of Managers of the Funds.

First Trust is responsible for supervising and directing the investments of each Series in accordance with each Series' investment objective, program and restrictions. First Trust is also responsible for effecting all security transactions on behalf of each Series.

The New Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Series will only be liable to the Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The New Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Series (relating to the diversification requirements applicable to investments in variable annuity contracts). The Adviser is obligated to pay First Trust out of the advisory fee it receives from each Series the following fees (the fee percentages are identical for each Series):

         Assets                                               Fees
         ------                                               ----

         $0 to $500 million                                   .35%
         $500 million to $1 billion                           .30%
         Over $1 billion                                      .25%

Unless modified or terminated, the New Sub-Advisory Agreements will continue with respect to each Series for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by the Boards of Managers, including a majority of the Managers who are not parties to such agreements or interested parties of any such party (the "Disinterested Managers"), or by the affirmative vote of a majority of the outstanding voting Interests of the applicable Series. Each New Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund or Adviser, or on 90 days' written notice by First Trust. Each agreement automatically terminates in the event of its assignment.


Fees paid by the Adviser to First Trust for its services under the existing Sub-Advisory Agreements for the year ended December 31, 1999, were as follows:

      Series                                  Sub-Advisory Fee

JNL VARIABLE FUND LLC:

JNL/First Trust The Dow Target 5              $3,518
JNL/First Trust The Dow Target 10             $6,811
JNL/First Trust The S&P Target 10             $6,505
JNL/First Trust Global Target 15              $2,441
JNL/First Trust Target 25                     $2,380
JNL/First Trust Target Small-Cap              $2,552
JNL/First Trust Technology Sector             $4,917
JNL/First Trust Pharmaceutical/Healthcare
   Sector                                     $3,524
JNL/First Trust Financial Sector              $2,694
JNL/First Trust Energy Sector                 $2,007
JNL/First Trust Leading Brands Sector         $2,393
JNL/First Trust Communications Sector         $3,619

JNL VARIABLE FUND III LLC:

JNL/First Trust The Dow Target 10             $1,359


BOARD OF MANAGERS' EVALUATION

The Managers have considered several factors relating to the New Sub-Advisory Agreements with First Trust and believe that it would be in the best interests of the Funds, each Series and their Interest holders that the New Sub-Advisory Agreements with First Trust be approved to permit First Trust to continue to serve as each Series' sub-adviser. In making this determination, the Managers considered First Trust's qualifications as an investment sub-adviser, the sub-adviser's performance history, the nature of the services provided in the past and to be provided to each Series by First Trust, and First Trust's investment strategy. The Managers also considered the fact that the change in control is not expected to result in any changes to the investment philosophy at First Trust or the management of First Trust of each Series' investments. The
Managers approved the sub-advisory fee to be paid and believe the New Sub-Advisory Agreements and the proposed sub-advisory fees to be reasonable and fair, and the appointment of First Trust to be in the best interests of the Interest holders.

BOARD OF MANAGERS' RECOMMENDATIONS

The Managers, including all of the independent Managers, recommend that Interest holders vote FOR the proposals.



BROKERAGE SERVICES

For the year ended December 31, 1999, the Series paid brokerage commissions in the following aggregate amounts: JNL Variable Fund LLC: JNL/First Trust The Dow Target 5 Series, $3,645; JNL/First Trust The Dow Target 10 Series, $4,657; JNL/First Trust The S&P Target 10 Series, $5,086; JNL/First Trust Global Target 15 Series, $8,502; JNL/First Trust Target 25 Series, $3,820; JNL/First Trust Target Small-Cap Series, $4,238; JNL/First Trust Technology Sector Series, $4,178; JNL/First Trust Pharmaceutical/Healthcare Sector Series, $4,656; JNL/First Trust Financial Sector Series, $2,708; JNL/First Trust Energy Sector Series, $2,525; JNL/First Trust Leading Brands Sector Series, $2,752; JNL/First Trust Communications Sector Series, $3,222; JNL Variable Fund III LLC: JNL/First Trust The Dow Target 10 Series, $1,059.


                                 OTHER BUSINESS

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Funds are not required to hold and will not ordinarily hold annual Interest holders' meetings.

Pursuant to rules adopted by the SEC, an Interest holder may include in proxy statements relating to annual and other meetings of the Interest holders of a Fund certain proposals for action by Interest holders which he or she intends to introduce at such meetings; provided, among other things, that any such proposal must be received by the Fund a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                            Thomas J. Meyer
                                            Secretary

Dated: February 7, 2000
Lansing, Michigan





                                   APPENDIX A

The charts below set forth the asset size as of December 31, 1999 and fee rate of each open-end investment company or series thereof which First Trust advises or sub-advises that has a similar investment methodology to the Series listed.

JNL VARIABLE FUND LLC

SERIES:  JNL/First Trust The Dow Target 5 Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
PFL Endeavor Target Account
5 - January and July Series    $22,701,368                                         -                    .35%

Dow Target Variable Fund
LLC, January, September,
October, November and
December Series                $  990,056                                          -                    .35%

First Defined Portfolio
Fund LLC - The Dow Target
5 Portfolio                    $   72,963                                       .60%*

AUSA Target 5 Account -
January Series                 $   50,998                                          -                    .35%


SERIES:  JNL/First Trust The Dow Target 10 Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
PFL Endeavor Target 10
Account - January and
July Series                    $22,458,489                                         -                    .35%

Dow Target Variable
Fund LLC - January and
December Series                $13,477,657                                         -                    .35%


AUSA Target 10
Account - January Series       $   100,937                                         -                    .35%

SERIES:  JNL/First Trust The S&P Target 10 Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
First Defined Portfolio
Fund LLC - S&P Target 10
Portfolio                      $    271,183                                     .60%*                     -


SERIES:  JNL/First Trust Global Target 15 Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
First Defined Portfolio
Fund LLC - Global Target
15 Portfolio                   $    224,171                                     .60%*                     -



SERIES:  JNL/First Trust Technology Sector Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
First Defined Portfolio
Fund LLC - First Trust
Technology Portfolio           $    204,253                                      .60%*                     -


SERIES:  JNL/First Trust Pharmaceutical/Healthcare Sector Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
First Defined Portfolio
Fund LLC - First Trust
Pharmaceutical Portfolio       $    188,562                                      .60%*                     -


SERIES:  JNL/First Trust Financial Sector Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
First Defined Portfolio
Fund LLC - First Trust
Financial Services Portfolio   $    166,913                                      .60%*                    -


SERIES:  JNL/First Trust Energy Sector Series
     SIMILAR FUNDS             ASSET SIZE                                       FEE RATE
                                                                              Advisory Fee           Sub-Advisory Fee
First Defined Portfolio
Fund LLC - First Trust
Energy Portfolio               $    110,121                                      .60%*                   -


JNL VARIABLE FUND III LLC


SERIES:  JNL/First Trust The Dow Target 10 Series
     SIMILAR FUNDS             ASSET SIZE                                      FEE RATE
                                                                             Advisory Fee           Sub-Advisory Fee

PFL Endeavor Target 10
Account - January and
July Series                    $22,458,489                                         -                    .35%

Dow Target Variable
Fund LLC - January and
December Series                $13,477,657                                         -                    .35%


AUSA Target 10
Account - January Series       $   100,937                                         -                    .35%


*A portion of the advisory fees has been waived.


                                 APPENDIX B


                        INVESTMENT SUB-ADVISORY AGREEMENT

                                                  MARKED TO SHOW CHANGES
                                                       FROM CURRENT INVESTMENT
                                                       SUB-ADVISORY AGREEMENT:
                                                       DELETIONS IN BRACKETS,
                                                       ADDITIONS UNDERLINED


     This AGREEMENT is dated as of _______ [May 26, 1999], by and between JACKSON NATIONAL FINANCIAL SERVICES, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and First Trust Advisors L.P., an Illinois limited partnership and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Variable Fund LLC (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the series of the Fund listed on Schedule A hereto ("Series").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Series for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more series other than the Series with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     a) the Fund's Certificate of Formation, as filed with the Secretary of State of the State of Delaware on October 13, 1998, and all amendments thereto or restatements thereof (such Certificate of Formation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Certificate of Formation");

     b)   the Fund's Operating Agreement and amendments thereto;

     c)   resolutions   of  the  Fund's  Board  of  Managers   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Series; and

     f)   the  Fund's  most  recent   prospectus  and  Statement  of  Additional
          Information (collectively called the "Prospectus").

          Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Fund's Board of Managers and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Series and place all orders for the purchase and sale of securities, all on behalf of the Series. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Series (as set forth below), and will monitor the Series's investments, and will comply with the provisions of Fund's Certificate of Formation and Operating Agreement, as amended from time to time, and the stated investment objectives, policies and restrictions of the Series. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Series and to consult with each other regarding the investment affairs of the Series. Sub-Adviser will report to Board of Managers and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of
     Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Series.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer, including an affiliated broker-dealer which is a member of a national securities exchange as permitted in accordance with guidelines established by the Board of Managers. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Fund, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     d) will report regularly to Adviser and to the Board of Managers and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Managers on a regular basis at reasonable times the management of the Series, including, without limitation, review of the general investment strategies of the Series, the performance of the Series in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     e) will prepare and maintain such books and records with respect to the Series's securities transactions and will furnish Adviser and Fund's Board of Managers such periodic and special reports as the Board of Managers or Adviser may request;

     f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     g) will treat confidentially and as proprietary information of Fund all such records and other information relative to Fund maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Fund; and

     h) will vote proxies received in connection with securities held by the Series consistent with its fiduciary duties hereunder.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Series.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Series, excluding the net assets representing capital contributed by Jackson National Separate Account - I, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any client comparable to the Series being managed under this Agreement at a composite rate of compensation less than that provided for herein.

7. Services to Others. Adviser understands, and has advised the Fund's Board of Managers, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Series and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable  to each.  Adviser  recognizes,  and has advised  Fund's Board of
     Managers, that in some cases this procedure may adversely affect the size of the position that the participating Series may obtain in a particular security. In addition, Adviser understands, and has advised Fund's Board of Managers, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services pursuant to this Agreement.

9. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Series and to the Fund which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (2) may be based upon a failure to comply with Section 3 of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund, or any affiliated person of the Adviser or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

10. Duration and Termination. This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from such date. Thereafter, if not terminated as to a Series, this Agreement will continue in effect as to a Series for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Fund's Board of Managers or by vote of a majority of the outstanding voting securities of such Series, and in either event approved also by a majority of the Members of the Fund's Board of Managers who are not interested persons of the Fund, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Series at any time, without the payment of any penalty, on sixty days' written notice by the Fund or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12 Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Variable Fund LLC" and "Members of the JNL Variable Fund LLC's Board of Managers" refer respectively to the Fund created by, and the Members of the Board of Managers, as members but not individually or personally, acting from time to time under, the Operating Agreement, to which reference is hereby made, and to any and all amendments thereto. The obligations of the JNL Variable Fund LLC entered in the name or on behalf thereof by any of the Members of the JNL Variable Fund LLC Board of Managers, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Members, Shareholders or representatives of the Fund personally, but bind only the assets of the Fund, and persons dealing with the Series must look solely to the assets of the Fund belonging to such Series for the enforcement of any claims against Fund.

14. Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this ____ day of _________________, 2000 [26th
                                                                   ----

day of May, 1999].

                                  JACKSON NATIONAL FINANCIAL
                                  SERVICES, LLC

                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------
                                  FIRST TRUST ADVISORS L.P

                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                                   SCHEDULE A
                                     SERIES
                                  DATED _______[May 26, 1999]


                   JNL/First Trust The Dow(SM) Target 5 Series
                  JNL/First Trust The Dow(SM) Target 10 Series
                   JNL/First Trust The S&P(R) Target 10 Series
                     JNL/First Trust Global Target 15 Series
                        JNL/First Trust Target 25 Series
                     JNL/First Trust Target Small-Cap Series
                    JNL/First Trust Technology Sector Series
             JNL/First Trust Pharmaceutical/Healthcare Sector Series
                     JNL/First Trust Financial Sector Series
                      JNL/First Trust Energy Sector Series
                  JNL/First Trust Leading Brands Sector Series
                  JNL/First Trust Communications Sector Series




                                   SCHEDULE B
                                  COMPENSATION
                                  DATED ______[May 26, 1999]


                   JNL/FIRST TRUST THE DOW(SM) TARGET 5 SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                  JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                   JNL/FIRST TRUST THE S&P(R) TARGET 10 SERIES

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                     JNL/FIRST TRUST GLOBAL TARGET 15 SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                        JNL/FIRST TRUST TARGET 25 SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%






                     JNL/FIRST TRUST TARGET SMALL-CAP SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%

                    JNL/FIRST TRUST TECHNOLOGY SECTOR SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


             JNL/FIRST TRUST PHARMACEUTICAL/HEALTHCARE SECTOR SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                     JNL/FIRST TRUST FINANCIAL SECTOR SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                      JNL/FIRST TRUST ENERGY SECTOR SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                  JNL/FIRST TRUST COMMUNICATIONS SECTOR SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%


                      JNL/FIRST TRUST LEADING BRANDS SERIES

                           Average Daily Net Assets           Annual Rate

                                $0 to $500 million                  .35%
                                $500 million to $1 billion          .30%
                                Over $1 billion                     .25%




                                  APPENDIX C


                        INVESTMENT SUB-ADVISORY AGREEMENT

                                                       MARKED TO SHOW CHANGES
                                                       FROM CURRENT INVESTMENT
                                                       SUB-ADVISORY AGREEMENT:
                                                       DELETIONS IN BRACKETS,
                                                       ADDITIONS UNDERLINED

     This AGREEMENT is dated as of __________ [May 26, 1999], by and between JACKSON NATIONAL FINANCIAL SERVICES, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Variable Fund III LLC (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the series of the Fund listed on Schedule A hereto ("Series").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Series for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more series other than the Series with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     a) the Fund's Certificate of Formation, as filed with the Secretary of the State of Delaware on October 13, 1998, and all amendments thereto or restatements thereof (such Certificate of Formation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Certificate of Formation");

     b)   the Fund's Operating Agreement and amendments thereto;

     c)   resolutions   of  the  Fund's  Board  of  Managers   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Series; and

     f)   the  Fund's  most  recent   prospectus  and  Statement  of  Additional
          Information (collectively called the "Prospectus").

          Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Fund's Board of Managers and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Series and place all orders for the purchase and sale of securities, all on behalf of the Series. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Series (as set forth below), and will monitor the Series' investments, and will comply with the provisions of Fund's Certificate of Formation and Operating Agreement, as amended from time to time, and the stated investment objectives, policies and restrictions of the Series. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Series and to consult with each other regarding the investment affairs of the Series. Sub-Adviser will report to Board of Managers and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of
     Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Series.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer, including an affiliated broker-dealer which is a member of a national securities exchange as permitted in accordance with guidelines established by the Board of Managers. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Fund, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     d) will report regularly to Adviser and to the Board of Managers and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Managers on a regular basis at reasonable times the management of the Series, including, without limitation, review of the general investment strategies of the Series, the performance of the Series in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     e) will prepare and maintain such books and records with respect to the Series' securities transactions and will furnish Adviser and Fund's Board of Managers such periodic and special reports as the Board of Managers or Adviser may request;

     f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     g) will treat confidentially and as proprietary information of Fund all such records and other information relative to Fund maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Fund; and

     h) will vote proxies received in connection with securities held by the Series consistent with its fiduciary duties hereunder.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Series.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Series, excluding the net assets representing capital contributed by Jackson National Separate Account III, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any client comparable to the Series being managed under this Agreement at a composite rate of compensation less than that provided for herein.

7. Services to Others. Adviser understands, and has advised the Fund's Board of Managers, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Series and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable  to each.  Adviser  recognizes,  and has advised  Fund's Board of
     Managers, that in some cases this procedure may adversely affect the size of the position that the participating Series may obtain in a particular security. In addition, Adviser understands, and has advised Fund's Board of Managers, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services pursuant to this Agreement.

9. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Series and to the Fund which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (2) may be based upon a failure to comply with Section 3 of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund, or any affiliated person of the Adviser or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

10. Duration and Termination. This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from such date. Thereafter, if not terminated as to a Series, this Agreement will continue in effect as to a Series for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Fund's Board of Managers or by vote of a majority of the outstanding voting securities of such Series, and in either event approved also by a majority of the Members of the Fund's Board of Managers who are not interested persons of the Fund, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Series at any time, without the payment of any penalty, on sixty days' written notice by the Fund or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Variable Fund III LLC" and "Members of the JNL Variable Fund III LLC's Board of Managers" refer respectively to the Fund created by, and the Members of the Board of Managers, as members but not individually or personally, acting from time to time under, the Operating Agreement, to which reference is hereby made, and to any and all amendments thereto. The obligations of the JNL Variable Fund III LLC entered in the name or on behalf thereof by any of the Members of the JNL Variable Fund III LLC Board of Managers, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Members, interest holders or representatives of the Fund personally, but bind only the assets of the Fund, and persons dealing with the Series must look solely to the assets of the Fund belonging to such Series for the enforcement of any claims against Fund.

14. Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this __ day of _____, 2000 [26th day of May, 1999]. ----

                                             JACKSON NATIONAL FINANCIAL
                                             SERVICES, LLC

                                             By:
                                                   ---------------------
                                    `        Name:
                                                   ---------------------
                                             Title:
                                                   ---------------------

                                             FIRST TRUST ADVISORS L.P.

                                             By:
                                                   ---------------------
                                    `        Name:
                                                   ---------------------
                                             Title:
                                                   ---------------------




                                   SCHEDULE A
                               Dated __________ [May 26, 1999]
                                    (Series)


JNL/First Trust The Dow(SM) Target 10 Series






                                   SCHEDULE B
                               Dated _______ [May 26, 1999]
                                 (Compensation)



JNL/First Trust The Dow(SM) Target 10 Series

  Average Daily Net Assets                          Annual Rate
  $0 to $500 million                                .35%
  $500 million to $1 billion                        .30%
  Over $1 billion                                   .25%



                                      PROXY
                              [___________ SERIES]
                                       OF
                              JNL VARIABLE FUND LLC
                       SPECIAL MEETING OF INTEREST HOLDERS

                                  MARCH 9, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned interest holder(s) of the _________________ Series of JNL Variable Fund LLC ("Fund"), hereby appoints _______________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all interests which the undersigned is entitled to vote, at the Special Meeting of Interest Holders of the Fund to be held at the offices of Jackson National Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan 48911 on March 9, 2000, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a New Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P., such New Sub-Advisory
     Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


____________________________ SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Interests in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL INTERESTS OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________







_____________________ SERIES ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF INTEREST HOLDERS OF
                  JNL VARIABLE FUND LLC TO BE HELD ON MARCH 9, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all interests of the above-referenced Series of JNL Variable Fund LLC (the "Fund") represented by units held by the undersigned at a special meeting of interest holders of the Fund to be held at 10:00 a.m., local time, on March 9, 2000, at the offices of JNL Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE INTERESTS HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE INTERESTS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.











                                                            FOR                 AGAINST         ABSTAIN
                                                            ---                 -------         -------
1.   To approve a New Sub-Advisory Agreement
     between Jackson National Financial Services,
     LLC and First Trust Advisors L.P., such New
     Sub-Advisory Agreement to contain the same
     terms and conditions as the current Sub-Advisory
     Agreement except for the dates of execution,
     effectiveness and termination.




                    IMPORTANT: Please sign on the reverse side.





                                      PROXY
                     JNL/FIRST TRUST THE DOW TARGET 10 SERIES
                                       OF
                          JNL VARIABLE FUND III LLC
                      SPECIAL MEETING OF INTEREST HOLDERS

                                 MARCH 9, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned interest holder(s) of the JNL/First Trust The Dow Target 10 Series of JNL Variable Fund III LLC ("Fund"), hereby appoints _______________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all interests which the undersigned is entitled to vote, at the Special Meeting of Interest Holders of the Fund to be held at the offices of Jackson National Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan 48911 on March 9, 2000, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a New Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P., such New Sub-Advisory
     Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


JNL/FIRST TRUST THE DOW TARGET 10 SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Interests in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL INTERESTS OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________







JNL/FIRST TRUST THE DOW TARGET 10 SERIES ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                 FOR THE SPECIAL MEETING OF INTEREST HOLDERS OF
                   JNL/FIRST TRUST THE DOW TARGET 10 SERIES OF
              JNL VARIABLE FUND III LLC TO BE HELD ON MARCH 9, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all interests of the above-referenced Series of JNL Variable Fund III LLC (the "Fund") represented by units held by the undersigned at a special meeting of interest holders of the Fund to be held at 10:00 a.m., local time, on March 9, 2000, at the offices of JNL Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE INTERESTS HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE INTERESTS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.











                                                            FOR                 AGAINST         ABSTAIN
                                                            ---                 -------         -------
1.   To approve a New Sub-Advisory Agreement
     between Jackson National Financial Services,
     LLC and First Trust Advisors L.P., such
     New Sub-Advisory Agreement to contain the
     same terms and conditions as the current
     Sub-Advisory Agreement except for the
     dates of execution, effectiveness and
     termination.




                    IMPORTANT: Please sign on the reverse side.